Wireless Fund (WIREX) A series of PFS Funds Supplement dated October 22, 2018 to the Prospectus dated July 27, 2018

The section entitled “Portfolio Managers” on page 4 of the prospectus is replaced with the following:

Portfolio Managers

Paul G. Meeks, CFA is the Lead Portfolio Manager of the Fund, which he has managed since October 2018. Jeffrey R. Provence is also a Portfolio Manager of the Fund, which he has managed since 2000. Mr. Meeks is a Portfolio Manager of the Adviser. Mr. Provence is a General Partner of the Adviser.

The second paragraph under the section entitled “The Investment Adviser” on page 7 of the prospectus is replaced with the following:

The Adviser was organized in 1995 and has been managing investment accounts and assets since then. The address of the Adviser is 1939 Friendship Drive, Suite C, El Cajon, CA 92020. Paul Meeks and Jeffrey Provence are responsible for the day-to-day management of the Fund's portfolio. Mr. Meeks has been a portfolio manager at the Adviser since October 2018. Mr. Provence has been portfolio manager at the Adviser since its inception in 1995. The General Partners of the Adviser are Ross C. Provence and Jeffrey Provence. Ross Provence is the President of the Trust. Jeffrey Provence is a Trustee and Officer to the Trust.

Paul Meeks is the Lead Portfolio Manager of the Fund. He also is a finance and accounting instructor at Western Washington University in Bellingham, Washington. Mr. Meeks also is an Investment Advisory Representative (IAR) at Independent Solutions (IS) Wealth Management, LLC in Williamsville, New York, which is a SEC registered investment adviser that is unaffiliated with the Adviser. Mr. Meeks manages separate accounts at IS for individuals.

From 2016-2018, Mr. Meeks was the Chief Investment Officer and a Portfolio Manager at Sloy, Dahl & Holst in Portland, Oregon.

From 2012-2016. he was a Portfolio Manager and the Director of Separately Managed Accounts at Saturna Capital in Bellingham, Washington. He managed the Sextant Growth Fund and the Saturna Sustainable Equity Fund. In addition to his portfolio management duties, he was Saturna’s technology analyst and was responsible for following over $1 billion in stocks in that sector that were held by clients.

At Merrill Lynch Investment Managers (1998-2002), Mr. Meeks managed one of the largest sector mutual fund franchises in the world with over $7 billion invested in technology stocks.

Mr. Meeks has been an equity analyst, portfolio manager, research director, or chief investment officer since 1987. He has focused on the technology sector since 1992. CNBC has introduced him on air as a “Top Tech Investor.” He frequently has contributed to the business media (broadcast and print) since the mid-1990s.

Mr. Meeks has been a Chartered Financial Analyst (CFA) since 1996. He earned a BA from Williams College (1985) and a MM (MBA) from the Kellogg School of Management (1992).

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This Supplement, and the existing Prospectus dated July 27, 2018, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated July 27, 2018 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-590-0898.